REPAY Reports Third Quarter 2025 Financial Results

Stable growth and continued Free Cash Flow generation in Q3

Retired $73.5 million of convertible notes and repurchased $15.6 million of outstanding shares during Q3

Refining outlook for sustainable growth in Q4 2025

ATLANTA, November 10, 2025 -- Repay Holdings Corporation (NASDAQ: RPAY) (“REPAY” or the “Company”), a leading provider of vertically-integrated payment solutions, today reported financial results for its third quarter ended September 30, 2025.

Third Quarter 2025 Financial Highlights

($ in millions)	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025
Revenue	$79.1	$78.3	$77.3	$75.6	$77.7
Gross profit (1)	61.6	59.7	58.7	57.2	57.8
Net (loss) income (2)	3.2	(4.0)	(8.2)	(108.0)	(6.6)
Adjusted EBITDA (3)	35.1	36.5	33.2	31.8	31.2
Net cash provided by operating activities	60.1	34.3	2.5	33.1	32.2
Free Cash Flow (3)	48.8	23.5	(8.0)	22.6	20.8
Free Cash Flow Conversion (3)	139%	64%	(24%)	71%	67%

(1)
Gross profit represents revenue less costs of services (exclusive of depreciation and amortization).
(2)
During the second quarter of 2025, Net loss was impacted by a $103.8 million goodwill impairment loss primarily related to the Consumer Payments segment. Further information about this non-cash impairment loss can be found in the Quarterly Report on Form 10-Q for the quarter ended June 30, 2025.
(3)
Adjusted EBITDA, Free Cash Flow and Free Cash Flow Conversion are non-GAAP financial measures. See “Non-GAAP Financial Measures” and the reconciliation of Adjusted EBITDA, Free Cash Flow and Free Cash Flow Conversion to their most comparable GAAP measure provided below for additional information.

“During the third quarter, REPAY achieved solid normalized growth with strong Adjusted EBITDA margins and robust Free Cash Flow generation. We opportunistically deployed capital towards our organic growth initiatives, repurchased shares, and retired a significant portion of convertible notes,” said John Morris, Chief Executive Officer of REPAY. “These results demonstrate the strategic improvements that are underway. Our core growth strategy is built on our drive to optimize digital payment flows across our Consumer and Business Payments verticals. As we look towards the end of the year, we remain focused on our path of returning to sustainable growth.”

Third Quarter 2025 Business Highlights

The Company's achievements in the quarter, including those highlighted below, reinforce management's belief in the ability of the Company to drive durable and long-term growth across REPAY's diversified business model.

•
Reported revenue and gross profit declined 2% and 6% year-over-year due to the impacts from previously announced client losses, which include certain losses due to consolidation, and the incremental gross profit attributable to political media spending associated with the 2024 election cycle in our media payments business
•
Normalized revenue and gross profit growth1 increased 5% and 1% year-over-year

1 Normalized revenue and gross profit growth are non-GAAP financial measures that account for cyclical political media spending contributions. See “Non-GAAP Financial Measures” and the reconciliations to their most comparable GAAP measures provided below for additional information.

•
Consumer Payments gross profit growth was 1%, which was impacted by the previously announced client losses
•
Business Payments normalized gross profit growth1 was approximately 12% year-over-year, which includes a headwind related to the previously communicated client loss during 2024
•
Added five new integrated software partners to bring the total to 291 software relationships as of the end of the third quarter
•
Accelerated AP supplier network to over 524,000, an increase of approximately 59% year-over-year
•
Instant funding volumes increased by approximately 36% year-over-year
•
Added 11 new credit unions & financial institutions within our financial institution vertical

2025 Outlook

REPAY is refining its previously provided financial outlook for fiscal 2025. In the fourth quarter, the Company now expects:

•
6% - 8% normalized gross profit growth1
•
Free Cash Flow Conversion to be above 50%

REPAY does not provide quantitative reconciliation of forward-looking, non-GAAP financial measures, such as forecasted normalized gross profit growth and Free Cash Flow Conversion, to the most directly comparable GAAP financial measure, because it is difficult to reliably predict or estimate the relevant components without unreasonable effort due to future uncertainties that may potentially have a significant impact on such calculations, and providing them may imply a degree of precision that would be confusing or potentially misleading.

Segments

The Company reports its financial results based on two reportable segments.

Consumer Payments – The Consumer Payments segment provides payment processing solutions (including debit and credit card processing, Automated Clearing House (“ACH”) processing and other electronic payment acceptance solutions, as well as REPAY’s loan disbursement product) that enable REPAY’s clients to collect payments from and disburse funds to consumers and includes its clearing and settlement solutions (“RCS”). RCS is REPAY’s proprietary clearing and settlement platform through which it markets customizable payment processing programs to other ISOs and payment facilitators. The strategic vertical markets served by the Consumer Payments segment primarily include personal loans, automotive loans, receivables management, credit unions, mortgage servicing, consumer healthcare and diversified retail.

Business Payments – The Business Payments segment provides payment processing solutions (including accounts payable automation, debit and credit card processing, virtual credit card processing, ACH processing and other electronic payment acceptance solutions) that enable REPAY’s clients to collect payments from or send payments to other businesses. The strategic vertical markets served within the Business Payments segment primarily include retail automotive, education, field services, governments and municipalities, healthcare, media, homeowner association management and hospitality.

Segment Revenue, Gross Profit, and Gross Profit Margin

	Three Months Ended September 30,			Nine Months Ended September 30,
($ in thousands)	2025	2024	% Change	2025	2024	% Change
Revenue
Consumer Payments	$71,721	$69,189	4%	$214,138	$214,617	(0%)
Business Payments	12,010	15,297	(21%)	33,943	35,566	(5%)
Elimination of intersegment revenues	(6,006)	(5,341)		(17,405)	(15,412)
Total revenue	$77,725	$79,145	(2%)	$230,676	$234,771	(2%)
Gross profit (1)
Consumer Payments	$55,562	$54,889	1%	$167,702	$170,026	(1%)
Business Payments	8,234	12,013	(31%)	23,376	27,077	(14%)
Elimination of intersegment revenues	(6,006)	(5,341)		(17,405)	(15,412)
Total gross profit	$57,790	$61,561	(6%)	$173,673	$181,691	(4%)

Total gross profit margin (2)	74%	78%		75%	77%
(1)
Gross profit represents revenue less costs of services (exclusive of depreciation and amortization).
(2)
Gross profit margin represents total gross profit / total revenue.

Conference Call

REPAY will host a conference call to discuss third quarter financial results today, November 10, 2025 at 5:00 pm ET. Hosting the call will be John Morris, CEO, and Robert Houser, CFO. The call will be webcast live from REPAY’s investor relations website at https://investors.repay.com/investor-relations. The conference call can also be accessed live over the phone by dialing (877) 407-3982, or for international callers (201) 493-6780. A replay will be available one hour after the call and can be accessed by dialing (844) 512-2921 or (412) 317-6671 for international callers; the conference ID is 13755763. The replay will be available at https://investors.repay.com/investor-relations.

Non-GAAP Financial Measures

This report includes certain non-GAAP financial measures that management uses to evaluate the Company’s operating business, measure performance, and make strategic decisions. Adjusted EBITDA is a non-GAAP financial measure that represents net income prior to interest expense, tax expense, depreciation and amortization, as adjusted to add back certain charges deemed to not be part of normal operating expenses, non-cash charges and/or non-recurring charges, such as gain on extinguishment of debt, non-cash impairment loss, non-cash change in fair value of assets and liabilities, share-based compensation charges, transaction expenses, restructuring and other strategic initiative costs, gain on extinguishment of debt and other non-recurring charges. Adjusted Net Income is a non-GAAP financial measure that represents net income prior to amortization of acquisition-related intangibles, as adjusted to add back certain charges deemed to not be part of normal operating expenses, such as gain on extinguishment of debt, non-cash impairment loss, non-cash change in fair value of assets and liabilities, share-based compensation expense, transaction expenses, restructuring and other strategic initiative costs, other non-recurring charges, non-cash interest expense and net of tax effect associated with these adjustments. Adjusted Net Income is adjusted to exclude amortization of all acquisition-related intangibles as such amounts are inconsistent in amount and frequency and are significantly impacted by the timing and/or size of acquisitions. Management believes that the adjustment of acquisition-related intangible amortization supplements GAAP financial measures because it allows for greater comparability of operating performance. Although REPAY excludes amortization from acquisition-related intangibles from its non-GAAP expenses, management believes that it is important for investors to understand that such intangibles were recorded as part of purchase accounting and contribute to revenue generation. Adjusted Net Income per share is a non-GAAP financial measure that represents Adjusted Net Income divided by the weighted average number of shares of Class A common stock outstanding (on an as-converted basis assuming conversion of the outstanding units exchangeable for shares of Class A common stock) for the three and nine months ended September 30, 2025 and 2024 (excluding shares subject to forfeiture). Free Cash Flow is a non-GAAP financial measure that represents net cash flow provided by operating activities less total capital expenditures. Free Cash Flow Conversion represents Free Cash Flow divided by Adjusted EBITDA. Normalized revenue growth represents year-over-year revenue growth that excludes incremental gross profit attributable to political media spending associated with the 2024 election cycle in our media payments business. Normalized gross profit growth represents year-over-year gross profit growth that excludes incremental gross profit attributable to political media spending associated with the 2024 election cycle in our media payments business. REPAY believes that Adjusted EBITDA, Adjusted Net Income, Adjusted Net Income per share, Free Cash Flow, Free Cash Flow Conversion, Normalized revenue growth and Normalized gross profit growth provide useful information to investors and others in understanding and evaluating its operating results in the same manner as management. However, these non-GAAP financial measures are not financial measures calculated in accordance with GAAP and should not be considered as a substitute for net income, operating profit, net cash provided by operating activities, or any other operating performance measure calculated in accordance with GAAP. Using these non-GAAP financial measures to analyze REPAY’s business has material limitations because the calculations are based on the subjective determination of management regarding the nature and classification of events and circumstances that investors may find significant. In addition, although other companies in REPAY’s industry may report measures titled as the same or similar measures, such non-GAAP financial measures may be calculated differently from how REPAY calculates its non-GAAP financial measures, which reduces their overall usefulness as comparative measures. Because of these limitations, you should consider REPAY’s non-GAAP financial measures alongside other financial performance measures, including net income, net cash provided by operating activities and REPAY’s other financial results presented in accordance with GAAP.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, including 2025 outlook, REPAY’s plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as “guidance,” “will likely result,” “are expected to,” “will continue,” “should,” “is anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “outlook” or words of similar meaning. These forward-looking statements include, but are not limited to, statements regarding the strategic review process, REPAY’s market and growth opportunities, REPAY’s business strategy and the plans and objectives of management for future operations and the allocation of capital. Such forward-looking statements are based upon the current beliefs and expectations of REPAY’s management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond REPAY’s control.

In addition to factors disclosed in REPAY’s reports filed with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2024 and those identified elsewhere in this communication, the following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: risks or uncertainties relating to the outcome or timing of REPAY’s strategic review process, exposure to economic conditions and political risk affecting the consumer loan market, the receivables management industry and consumer and commercial spending, including bank failures or other adverse events affecting financial institutions, inflationary pressures, evolving U.S. trade policies, the U.S. government shutdown, general economic slowdown or recession; changes in the payment processing market in which REPAY competes, including with respect to its competitive landscape, technology evolution or regulatory changes; changes in the vertical markets that REPAY targets, including the regulatory environment applicable to REPAY’s clients; the ability to retain, develop and hire key personnel; risks relating to REPAY’s relationships within the payment ecosystem; risk that REPAY may not be able to execute its growth strategies, including identifying and executing acquisitions; risks relating to data security; changes in accounting policies applicable to REPAY; and the risk that REPAY may not be able to maintain effective internal controls.

Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance. All information set forth herein speaks only as of the date hereof in the case of information about REPAY or the date of such information in the case of information from persons other than REPAY, and REPAY disclaims any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this communication. Forecasts and estimates regarding REPAY’s industry and end markets are based on sources it believes to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part. Pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

About REPAY

REPAY provides integrated payment processing solutions to verticals that have specific transaction processing needs. REPAY’s proprietary, integrated payment technology platform reduces the complexity of electronic payments for clients, while enhancing the overall experience for consumers and businesses.

Contacts

Investor Relations Contact for REPAY:

ir@repay.com

Media Relations Contact for REPAY:

Kristen Hoyman

(404) 637-1665

khoyman@repay.com

Consolidated Statement of Operations

	Three Months Ended September 30,		Nine Months Ended September 30,
($ in thousands, except per share data)	2025	2024	2025	2024
Revenue	$77,725	$79,145	$230,676	$234,771
Operating expenses
Costs of services (exclusive of depreciation and amortization shown separately below)	19,935	17,584	57,003	53,080
Selling, general and administrative	35,159	36,707	105,010	108,963
Depreciation and amortization	25,640	25,529	76,415	79,328
Impairment loss	—	—	103,781	—
Total operating expenses	80,734	79,820	342,209	241,371
Loss from operations	(3,009)	(675)	(111,533)	(6,600)
Other income (expense)
Interest income	911	1,608	3,464	4,363
Interest expense	(3,085)	(2,918)	(9,279)	(4,739)
Gain on extinguishment of debt	1,374	13,136	1,374	13,136
Change in fair value of tax receivable liability	(4,607)	(6,479)	(10,138)	(12,758)
Other income (loss), net	(9)	67	(262)	62
Total other income (expense)	(5,416)	5,414	(14,841)	64
Income (loss) before income tax benefit (expense)	(8,425)	4,739	(126,374)	(6,536)
Income tax benefit (expense)	1,808	(1,524)	3,557	149
Net income (loss)	$(6,617)	$3,215	$(122,817)	$(6,387)
Net loss attributable to non-controlling interest	(203)	(28)	(6,205)	(347)
Net income (loss) attributable to the Company	$(6,414)	$3,243	$(116,612)	$(6,040)

Weighted-average shares of Class A common stock outstanding - basic	82,579,954	88,263,285	86,720,963	90,426,364
Weighted-average shares of Class A common stock outstanding - diluted	82,579,954	103,129,907	86,720,963	90,426,364

Income (loss) per Class A share - basic	$(0.08)	$0.04	$(1.34)	$(0.07)
Income (loss) per Class A share - diluted	$(0.08)	$0.03	$(1.34)	$(0.07)

Consolidated Balance Sheets

($ in thousands)	September 30, 2025 (Unaudited)	December 31, 2024
Assets
Cash and cash equivalents	$95,691	$189,530
Current restricted cash	34,595	35,654
Accounts receivable, net	33,215	32,950
Prepaid expenses and other	16,696	17,114
Total current assets	180,197	275,248

Property and equipment, net	1,407	2,383
Noncurrent restricted cash	11,622	11,525
Intangible assets, net	345,773	389,034
Goodwill	613,012	716,793
Operating lease right-of-use assets, net	9,662	11,142
Deferred tax assets	166,962	163,283
Other assets	4,854	2,500
Total noncurrent assets	1,153,292	1,296,660
Total assets	$1,333,489	$1,571,908

Liabilities
Accounts payable	$22,990	$28,912
Accrued expenses	50,655	55,501
Current maturities of long-term debt	146,289	—
Current operating lease liabilities	1,577	1,230
Current tax receivable agreement ($0 and $2,413 held for related parties as of September 30, 2025 and December 31, 2024, respectively)	—	16,337
Other current liabilities	769	267
Total current liabilities	222,280	102,247

Long-term debt	279,536	496,778
Noncurrent operating lease liabilities	9,158	10,507
Tax receivable agreement, net of current portion ($22,337 and $25,134 held for related parties as of September 30, 2025 and December 31, 2024, respectively)	197,568	187,308
Other liabilities	2,533	1,899
Total noncurrent liabilities	488,795	696,492
Total liabilities	$711,075	$798,739

Commitments and contingencies

Stockholders' equity
Class A common stock, $0.0001 par value; 2,000,000,000 shares authorized; 94,946,499 issued and 81,570,610 outstanding as of September 30, 2025; 93,732,227 issued and 88,239,494 outstanding as of December 31, 2024	8	9
Class V common stock, $0.0001 par value; 1,000 shares authorized and 100 shares issued and outstanding as of September 30, 2025 and December 31, 2024	—	—
Treasury stock, 13,375,889 and 5,492,733 as of September 30, 2025 and December 31, 2024, respectively	(92,033)	(53,782)
Additional paid-in capital	1,159,367	1,148,871
Accumulated deficit	(450,438)	(333,826)
Total Repay stockholders' equity	$616,904	$761,272
Non-controlling interests	5,510	11,897
Total equity	622,414	773,169
Total liabilities and equity	$1,333,489	$1,571,908

Consolidated Statements of Cash Flows

	Nine Months Ended June 30,
($ in thousands)	2025	2024
Cash flows from operating activities
Net loss	$(122,817)	$(6,387)

Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	76,415	79,328
Stock based compensation	13,900	18,495
Amortization of debt issuance costs	2,397	2,185
Gain on extinguishment of debt	(1,374)	(13,136)
Other loss	267	—
Fair value change in tax receivable agreement liability	10,138	12,758
Impairment loss	103,781	—
Deferred tax benefit	(3,557)	(149)
Change in accounts receivable	(265)	(5,107)
Change in prepaid expenses and other	418	279
Change in operating lease ROU assets	1,480	(3,541)
Change in other assets	(2,354)	—
Change in accounts payable	(5,922)	6,762
Change in accrued expenses and other	(4,846)	19,339
Change in operating lease liabilities	(1,002)	3,281
Change in other liabilities	1,136	1,731
Net cash provided by operating activities	67,795	115,838

Cash flows from investing activities
Purchases of property and equipment	(199)	(782)
Capitalized software development costs	(32,246)	(33,278)
Net cash used in investing activities	(32,445)	(34,060)

Cash flows from financing activities
Issuance of long-term debt	—	287,500
Payments on long-term debt	(71,976)	(205,150)
Payments of debt issuance costs	—	(9,350)
Payments for tax withholding related to shares vesting under Incentive Plan and ESPP	(3,433)	(2,720)
Treasury shares repurchased	(38,405)	(41,577)
Stock options exercised	—	395
Purchase of capped calls related to issuance of convertible notes	—	(39,186)
Payment of Tax Receivable Agreement	(16,337)	(580)
Net cash used in financing activities	(130,151)	(10,668)

(Decrease) increase in cash, cash equivalents and restricted cash	(94,801)	71,110
Cash, cash equivalents and restricted cash at beginning of period	$236,709	$144,145
Cash, cash equivalents and restricted cash at end of period	$141,908	$215,255

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the period for:
Interest	$9,114	$643
Income taxes (net of refunds received)	$1,703	$2,045

Reconciliation of GAAP Net Income (Loss) to Non-GAAP Adjusted EBITDA

For the Three Months Ended September 30, 2025 and 2024

(Unaudited)

	Three Months Ended September 30,
($ in thousands)	2025	2024
Revenue	$77,725	$79,145
Operating expenses
Costs of services (exclusive of depreciation and amortization shown separately below)	$19,935	$17,584
Selling, general and administrative	35,159	36,707
Depreciation and amortization	25,640	25,529
Total operating expenses	$80,734	$79,820
Loss from operations	$(3,009)	$(675)
Other income (expense)
Interest income	911	1,608
Interest expense	(3,085)	(2,918)
Gain on extinguishment of debt	1,374	13,136
Change in fair value of tax receivable liability	(4,607)	(6,479)
Other income (loss), net	(9)	67
Total other income (expense)	(5,416)	5,414
Income (loss) before income tax benefit (expense)	(8,425)	4,739
Income tax benefit (expense)	1,808	(1,524)
Net income (loss)	$(6,617)	$3,215

Add:
Interest income	(911)	(1,608)
Interest expense	3,085	2,918
Depreciation and amortization (a)	25,640	25,529
Income tax (benefit) expense	(1,808)	1,524
EBITDA	$19,389	$31,578

Gain on extinguishment of debt (b)	(1,374)	(13,136)
Non-cash change in fair value of assets and liabilities (c)	4,607	6,479
Share-based compensation expense (d)	5,508	6,477
Transaction expenses (e)	238	937
Restructuring and other strategic initiative costs (f)	1,492	2,202
Other non-recurring charges (g)	1,342	562
Adjusted EBITDA	$31,202	$35,099

Quarterly Reconciliation of GAAP Net Income (Loss) to Non-GAAP Adjusted EBITDA

(Unaudited)

	Three Months Ended
($ in thousands)	December 31, 2024	March 31, 2025	June 30, 2025
Net income (loss)	$(3,958)	$(8,168)	$(108,032)

Add:
Interest income	$(1,629)	$(1,356)	$(1,197)
Interest expense	3,134	3,107	3,087
Depreciation and amortization (a)	24,382	25,294	25,481
Income tax (benefit) expense	(426)	(452)	(1,297)
EBITDA	$21,503	$18,425	$(81,958)

Non-cash impairment loss (h)	—	—	103,781
Non-cash change in fair value of assets and liabilities (c)	1,785	3,022	2,509
Share-based compensation expense (d)	5,921	6,045	3,049
Transaction expenses (e)	297	782	394
Restructuring and other strategic initiative costs (f)	5,524	3,511	2,724
Other non-recurring charges (g)	1,440	1,390	1,312
Adjusted EBITDA	$36,470	$33,175	$31,811

Reconciliation of GAAP Net Income (Loss) to Non-GAAP Adjusted EBITDA

For the Nine Months Ended September 30, 2025 and 2024

(Unaudited)

	Nine Months Ended September 30,
($ in thousands)	2025	2024
Revenue	$230,676	$234,771
Operating expenses
Costs of services (exclusive of depreciation and amortization shown separately below)	$57,003	$53,080
Selling, general and administrative	105,010	108,963
Depreciation and amortization	76,415	79,328
Impairment loss	103,781	—
Total operating expenses	$342,209	$241,371
Loss from operations	$(111,533)	$(6,600)
Other income (expense)
Interest income	3,464	4,363
Interest expense	(9,279)	(4,739)
Gain on extinguishment of debt	1,374	13,136
Change in fair value of tax receivable liability	(10,138)	(12,758)
Other income (loss), net	(262)	62
Total other income (expense)	(14,841)	64
Income (loss) before income tax benefit (expense)	(126,374)	(6,536)
Income tax benefit (expense)	3,557	149
Net income (loss)	$(122,817)	$(6,387)

Add:
Interest income	(3,464)	(4,363)
Interest expense	9,279	4,739
Depreciation and amortization (a)	76,415	79,328
Income tax (benefit) expense	(3,557)	(149)
EBITDA	$(44,144)	$73,168

Non-cash impairment loss (h)	103,781	—
Gain on extinguishment of debt (b)	(1,374)	(13,136)
Non-cash change in fair value of assets and liabilities (c)	10,138	12,758
Share-based compensation expense (d)	14,602	19,274
Transaction expenses (e)	1,414	2,028
Restructuring and other strategic initiative costs (f)	7,727	6,970
Other non-recurring charges (g)	4,044	3,278
Adjusted EBITDA	$96,188	$104,340

Reconciliation of GAAP Net Income (Loss) to Non-GAAP Adjusted Net Income

For the Three Months Ended September 30, 2025 and 2024

(Unaudited)

	Three Months Ended September 30,
($ in thousands)	2025	2024
Revenue	$77,725	$79,145
Operating expenses
Costs of services (exclusive of depreciation and amortization shown separately below)	$19,935	$17,584
Selling, general and administrative	35,159	36,707
Depreciation and amortization	25,640	25,529
Total operating expenses	$80,734	$79,820
Loss from operations	$(3,009)	$(675)
Interest income	911	1,608
Interest expense	(3,085)	(2,918)
Gain on extinguishment of debt	1,374	13,136
Change in fair value of tax receivable liability	(4,607)	(6,479)
Other income (loss), net	(9)	67
Total other income (expense)	(5,416)	5,414
Income (loss) before income tax benefit (expense)	(8,425)	4,739
Income tax benefit (expense)	1,808	(1,524)
Net income (loss)	$(6,617)	$3,215

Add:
Amortization of acquisition-related intangibles (i)	19,723	19,111
Gain on extinguishment of debt (b)	(1,374)	(13,136)
Non-cash change in fair value of assets and liabilities (c)	4,607	6,479
Share-based compensation expense (d)	5,508	6,477
Transaction expenses (e)	238	937
Restructuring and other strategic initiative costs (f)	1,492	2,202
Other non-recurring charges (g)	1,342	562
Non-cash interest expense (j)	779	762
Pro forma taxes at effective rate (k)	(7,450)	(5,364)
Adjusted Net Income	$18,248	$21,245

Shares of Class A common stock outstanding (on an as-converted basis) (l)	87,868,105	94,074,811
Adjusted Net Income per share	$0.21	$0.23

Reconciliation of GAAP Net Income (Loss) to Non-GAAP Adjusted Net Income

For the Nine Months Ended September 30, 2025 and 2024

(Unaudited)

	Nine Months Ended September 30,
($ in thousands)	2025	2024
Revenue	$230,676	$234,771
Operating expenses
Costs of services (exclusive of depreciation and amortization shown separately below)	$57,003	$53,080
Selling, general and administrative	105,010	108,963
Depreciation and amortization	76,415	79,328
Impairment loss	103,781	—
Total operating expenses	$342,209	$241,371
Loss from operations	$(111,533)	$(6,600)
Other expenses
Interest income	3,464	4,363
Interest expense	(9,279)	(4,739)
Gain on extinguishment of debt	1,374	13,136
Change in fair value of tax receivable liability	(10,138)	(12,758)
Other income (loss), net	(262)	62
Total other income (expense)	(14,841)	64
Income (loss) before income tax benefit (expense)	(126,374)	(6,536)
Income tax benefit (expense)	3,557	149
Net income (loss)	$(122,817)	$(6,387)

Add:
Amortization of acquisition-related intangibles (i)	58,558	58,549
Non-cash impairment loss (h)	103,781	—
Gain on extinguishment of debt (b)	(1,374)	(13,136)
Non-cash change in fair value of assets and liabilities (c)	10,138	12,758
Share-based compensation expense (d)	14,602	19,274
Transaction expenses (e)	1,414	2,028
Restructuring and other strategic initiative costs (f)	7,727	6,970
Other non-recurring charges (g)	4,044	3,278
Non-cash interest expense (j)	2,398	2,186
Pro forma taxes at effective rate (k)	(20,861)	(20,135)
Adjusted Net Income	$57,610	$65,385

Shares of Class A common stock outstanding (on an as-converted basis) (l)	92,030,806	96,259,523
Adjusted Net Income per share	$0.63	$0.68

Reconciliation of Operating Cash Flow to Free Cash Flow

For the Three and Nine Months and Ended September 30, 2025 and 2024

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
($ in thousands)	2025	2024	2025	2024
Net cash provided by operating activities	$32,227	$60,058	$67,795	$115,838
Capital expenditures
Cash paid for property and equipment	(122)	(211)	(199)	(782)
Capitalized software development costs	(11,321)	(11,029)	(32,246)	(33,278)
Total capital expenditures	(11,443)	(11,240)	(32,445)	(34,060)
Free cash flow	$20,784	$48,818	$35,350	$81,778

Free cash flow conversion	67%	139%	37%	78%

Quarterly Reconciliation of Operating Cash Flow to Free Cash Flow

(Unaudited)

	Three Months Ended
($ in thousands)	December 31, 2024	March 31, 2025	June 30, 2025
Net cash provided by operating activities	$34,252	$2,503	$33,065
Capital expenditures
Cash paid for property and equipment	(207)	(146)	69
Capitalized software development costs	(10,586)	(10,391)	(10,534)
Total capital expenditures	(10,793)	(10,537)	(10,465)
Free cash flow	$23,459	$(8,034)	$22,600

Free cash flow conversion	64%	(24%)	71%

Reconciliation of Revenue Growth to Normalized Revenue Growth

For the Year-over-Year Change Between the Three Months Ended September 30, 2025 and 2024

(Unaudited)

Q3 YoY Change
Total Revenue growth	(2%)
Less: Growth from contributions related to political media	(7%)
Normalized revenue growth (m)	5%

Reconciliation of Gross Profit Growth to Normalized Gross Profit Growth by Segment

For the Year-over-Year Change Between the Three Months Ended September 30, 2025 and 2024

(Unaudited)

	Consumer Payments	Business Payments	Total
Gross profit growth	1%	(31%)	(6%)
Less: Growth from contributions related to political media	—	(43%)	(7%)
Normalized gross profit growth (n)	1%	12%	1%

(a)
See footnote (i) for details on amortization and depreciation expenses.
(b)
Reflects a gain on the repurchase of 2026 Notes principal, net of a write-off of debt issuance costs relating to the repurchased principal.
(c)
Reflects the changes in management’s estimates of the fair value of the liability relating to the Tax Receivable Agreement.
(d)
Represents compensation expense associated with equity compensation plans.
(e)
Primarily consists of professional service fees incurred in connection with prior transactions.
(f)
Reflects costs associated with reorganization of operations, consulting fees related to processing services and other operational improvements, including restructuring and integration activities related to acquired businesses, that were not in the ordinary course.
(g)
Reflects franchise taxes and other non-income based taxes, non-recurring legal and other litigation expenses and payments made to third-parties in connection with our IT security and personnel.
(h)
Reflects non-cash goodwill impairment loss primarily related to the Consumer Payments segment.
(i)
Reflects amortization of client relationships, non-compete agreement, software, and channel relationship intangibles acquired through the business combination with Thunder Bridge, and client relationships, non-compete agreement, and software intangibles acquired through REPAY's acquisitions of TriSource Solutions, APS Payments, Ventanex, cPayPlus, CPS Payments, BillingTree, Kontrol Payables and Payix. This adjustment excludes the amortization of other intangible assets which were acquired in the regular course of business, such as capitalized internally developed software and purchased software. See additional information below for an analysis of amortization expenses:

	Three Months Ended September 30,		Nine Months Ended September 30,
($ in thousands)	2025	2024	2025	2024
Acquisition-related intangibles	$19,723	$19,111	$58,558	$58,549
Software	5,652	6,008	16,949	19,577
Amortization	$25,375	$25,119	$75,507	$78,126
Depreciation	265	410	908	1,202
Total Depreciation and amortization (1)	$25,640	$25,529	$76,415	$79,328

	Three Months Ended
($ in thousands)	December 31, 2024	March 31, 2025	June 30, 2025
Acquisition-related intangibles	$18,595	$19,329	$19,506
Software	5,249	5,482	5,815
Amortization	$23,844	$24,811	$25,321
Depreciation	538	483	160
Total Depreciation and amortization (1)	$24,382	$25,294	$25,481
(1)
Adjusted Net Income is adjusted to exclude amortization of all acquisition-related intangibles as such amounts are inconsistent in amount and frequency and are significantly impacted by the timing and/or size of acquisitions (see corresponding adjustments in the reconciliation of net income to Adjusted Net Income presented above). Management believes that the adjustment of acquisition-related intangible amortization supplements GAAP financial measures because it allows for greater comparability of operating performance. Although REPAY excludes amortization from acquisition-related intangibles from its non-GAAP expenses, management believes that it is important for investors to understand that such intangibles were recorded as part of purchase accounting and contribute to revenue generation. Amortization of intangibles that relate to past acquisitions will recur in future periods until such intangibles have been fully amortized. Any future acquisitions may result in the amortization of additional intangibles.

(j)
Represents amortization of non-cash deferred debt issuance costs.
(k)
Represents pro forma income tax adjustment effect associated with items adjusted above.
(l)
Represents the weighted average number of shares of Class A common stock outstanding (on an as-converted basis assuming conversion of outstanding Post-Merger Repay Units) for the three and nine months ended September 30, 2025 and 2024. These numbers do not include any shares issuable upon conversion of the Company’s convertible senior notes. See the reconciliation of basic weighted average shares outstanding to the non-GAAP Class A common stock outstanding on an as-converted basis for each respective period below:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Weighted average shares of Class A common stock outstanding - basic	82,579,954	88,263,285	86,720,963	90,426,364
Add: Non-controlling interests
Weighted average Post-Merger Repay Units exchangeable for Class A common stock	5,288,151	5,811,526	5,309,843	5,833,159
Shares of Class A common stock outstanding (on an as-converted basis)	87,868,105	94,074,811	92,030,806	96,259,523

(m)
Represents year-over-year revenue growth that excludes incremental revenue attributable to political media spending in Q3 2024 associated with the 2024 election cycle in our media payments business.
(n)
Represents year-over-year gross profit growth that excludes incremental gross profit attributable to political media spending in Q3 2024 associated with the 2024 election cycle in our media payments business.